Execution Copy


                           TENDER AND VOTING AGREEMENT

     This TENDER AND VOTING AGREEMENT (this "Agreement") is made and entered into as of February 16, 2010, by and among L. B. Foster Company, a Pennsylvania corporation ("Parent"), Foster Thomas Company, a West Virginia corporation and wholly-owned subsidiary of Parent ("Acquisition Co."), and the individual or entity identified on Schedule A attached hereto (the "Shareholder").

     WHEREAS, simultaneously with the execution of this Agreement, Parent, Acquisition Co. and Portec Rail Products, Inc., a West Virginia corporation (the "Company"), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or supplemented, the "Merger Agreement"), which provides, among other things, for the acquisition of the Company by Parent by means of a cash tender offer (the "Offer") by Acquisition Co. for all outstanding shares of common stock, $1.00 par value per share, of the Company (the "Company Common Stock") and for the subsequent merger of Acquisition Co. with and into the Company with the Company continuing as the surviving entity (the "Merger");

     WHEREAS, as of the date hereof, the Shareholder is the Beneficial Owner (as defined below) of the outstanding shares of Company Common Stock set forth opposite the Shareholder's name in Schedule A (the "Owned Shares"); and

     WHEREAS, as an inducement and a condition to Parent's and Acquisition Co.'s willingness to enter into the Merger Agreement and incurring the obligations set forth therein, the Shareholder has agreed to enter into this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein and in the Merger Agreement, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Certain Definitions. (a) Capitalized terms used but not defined in this Agreement shall have the meanings ascribed to such terms in the Merger Agreement. In addition, for purposes of this Agreement:

     "Affiliate" means, with respect to any specified Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. For purposes of this Agreement, with respect to the Shareholder, "Affiliate" shall not include the Company or the Persons that directly, or indirectly through one or more intermediaries, are controlled by the Company.

     "Beneficially Owned" or "Beneficial Ownership" with respect to any securities means having both voting power and investment power (as determined pursuant to Rule 13d-3(a) under the Exchange Act) over such securities, including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities

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Beneficially  Owned by all  Affiliates of such Person and all other Persons with whom such Person would constitute a "Group" within the meaning of Section 13(d) of the Exchange Act and the rules promulgated thereunder.

     "Beneficial Owner" with respect to any securities means a Person who has Beneficial Ownership of such securities.

     "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Proposed Business Combination" means the Offer, the Merger and the related transactions contemplated by the Merger Agreement.

     "Transfer" means, with respect to a security, the sale, transfer, pledge, hypothecation, encumbrance, assignment, gift or other disposition of such security or the Beneficial Ownership thereof (other than by operation of law), the offer to make such a sale, transfer, pledge, hypothecation, encumbrance, assignment, gift or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, "Transfer" shall have a correlative meaning.

      2.    Tender of Shares.
            ----------------

     (a) The Shareholder hereby agrees to validly tender (or cause the record owner of such shares to validly tender), pursuant to and in accordance with the terms of the Offer, not later than the 20th business day after commencement of the Offer such Shareholder's Owned Shares. In furtherance of the foregoing, at the time of such tender, the Shareholder shall: (i) deliver to the depositary designated in the Offer (the "Depositary"): (A) a letter of transmittal with respect to the Owned Shares complying with the terms of the Offer; (B) a certificate or certificates representing such Owned Shares or an "agent's message" (or such other evidence, if any, of transfer as the Depositary may reasonably request) in the case of a book-entry transfer of any Owned Shares; and (C) all other documents or instruments, to the extent applicable, in the form required to be delivered by the shareholders of the Company pursuant to the terms of the Offer; and/or (ii) cause its broker or such other Person that is the holder of record of any Owned Shares to tender such Owned Shares pursuant to and in accordance with the terms of the Offer and within the timeframe specified in the first sentence of this Section 2(a). The Shareholder shall not withdraw any shares tendered pursuant to this Section 2(a) unless this Agreement shall have been terminated in accordance with Section 11 below.

     (b) If the Offer is terminated or withdrawn by Acquisition Co., or the Merger Agreement is validly terminated prior to the Acceptance Time, Parent and Acquisition Co. shall promptly return, and shall cause any depository acting on behalf of Parent and Acquisition Co. to return, all tendered Owned Shares to the registered holders of the Owned Shares tendered in the Offer.

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     3. No Disposition  of Owned Shares.  The  Shareholder  agrees that from and after the date hereof, except as contemplated by this Agreement, the Shareholder will not (as a Shareholder, trustee or custodian) (i) Transfer or agree to Transfer any of such Shareholder's Owned Shares or any options or warrants or other rights held or owned by such Shareholder to acquire Company Common Stock (other than any transfer of an option or warrant to the Company in connection with the exercise of such option or warrant by such Shareholder) without Parent's prior written consent (which consent in the case of a Shareholder which is a natural Person shall not be unreasonably withheld or delayed in the context of a Transfer to any member of the immediate family of such Shareholder or to any trust the Beneficial Ownership of which is held by such Shareholder or the members of such Shareholder's immediate family, provided in each case that such transferee agrees, in a form satisfactory to Parent, to be bound by the terms of this Agreement), or (ii) grant any proxy or power-of-attorney with respect to any such Owned Shares other than pursuant to this Agreement.

     4. Agreement to Vote; Dissenter's Rights. The Shareholder agrees that (a) at such time as the Company conducts a meeting (including any adjournment thereof) of or otherwise seeks a vote or consent of its shareholders for the purpose of approving the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, such Shareholder will vote, or provide a consent with respect to, all of such Shareholder's Owned Shares which, as of the relevant record date, such Shareholder has the power to vote in favor of approving the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, and (b) such Shareholder will (at any meeting of shareholders or in connection with any consent solicitation) vote all of such Shareholder's Owned Shares which, as of the relevant record date, such Shareholder has the power to vote, against, and will not consent to, any Alternative Transaction Proposal with a Person other than Parent and Acquisition Co. or any action that would or is designed to delay, prevent or frustrate the Proposed Business Combination. Without limiting the foregoing, it is understood that the obligations in this Section 4 shall remain applicable in respect of each meeting of shareholders of the Company duly called for the purpose of approving the Merger Agreement and the transactions contemplated thereby, including the Merger, regardless of the position of the Company's board of directors as to the Proposed Business Combination at the time of such meeting. The Shareholder hereby irrevocably and unconditionally waives, and agrees not to assert, exercise or perfect, any and all rights he, she or it may have as to appraisal, dissent or any similar or related matter with respect to any of such Shareholder's Owned Shares that may arise with respect to the Merger or any of the contemplated transactions, including under Sections 31D-13-1301 through 31D-13-1331 of the West Virginia Business Corporation Act.

     5. Irrevocable Proxy. The Shareholder hereby revokes (and agrees to cause to be revoked) all proxies, if any, that it has heretofore granted with respect to the Owned Shares. The Shareholder hereby irrevocably appoints Parent as attorney-in-fact and proxy for and on behalf of such Shareholder, until this Agreement is terminated, for and in the name, place and stead of such Shareholder, to:

     (a) attend any and all Company Shareholder Meetings;

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     (b) vote,  express  consent or dissent or issue  instructions to the record holder to vote such Shareholder's Owned Shares in accordance with the provisions of Section 4 at any and all Company Shareholder Meetings; and

     (c) if applicable, grant or withhold, or issue instructions to the record holder to grant or withhold, in accordance with the provisions of Section 4, all written consents with respect to the Owned Shares at any and all Company Shareholder Meetings or otherwise.

     The Shareholder hereby affirms that the irrevocable proxy set forth in this
Section is given in connection with, and in consideration of, the execution of the Merger Agreement by Parent and Acquisition Co., and that such irrevocable proxy is given to secure the performance of the duties of such Shareholder under this Agreement. The Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. The Shareholder hereby ratifies and confirms all actions that such irrevocable proxyholder may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 31D-7-722 of the West Virginia Business Corporation Act.

     6. Information and Notice. The Shareholder: (a) consents to and authorizes the publication and disclosure by Parent, Acquisition Co. or the Company, as applicable, of such Shareholder's identity and holdings of Owned Shares, the nature of such Shareholder's commitments, arrangements and understandings under this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement) and any other information, in each case, that Parent, Acquisition Co. or the Company, as applicable, reasonably determines is required to be disclosed by applicable legal requirements in any press release, any of the Offer Documents, the Schedule 14D-9 or any other disclosure document (whether or not filed with the SEC) in connection with the Offer, the Merger and the other transactions contemplated thereby; and (b) agrees to promptly give to Parent, Acquisition Co. or the Company, as applicable, any information it may reasonably require for the preparation of any such disclosure documents. The Shareholder:
(i) represents and warrants that none of the information provided by or on behalf of such Shareholder pursuant to this Section 6 will, at the time it so provided, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and (ii) agrees to promptly notify Parent, Acquisition Co. and the Company, as applicable, of any required corrections with respect to any such information, if and to the extent that any such information shall have become false or misleading in any material respect. Notwithstanding the foregoing, Parent, Acquisition Co. and the Company shall use reasonable efforts to inform the Shareholder of any public disclosure of such information about the Shareholder prior to making such disclosure public. The Shareholder shall consult with Parent before issuing any press releases or otherwise making any public statements with respect to the transactions contemplated hereby and shall not issue any such press release or make any public statement without the approval of Parent, except as may be required by applicable legal requirements. The Shareholder shall notify Parent of any development occurring after the date hereof that causes, or that would reasonably be expected to cause, any breach of any of such Shareholder's representations or warranties in this Agreement.

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     7. Additional  Stock. The Shareholder  agrees that any additional shares of
Company Common Stock or securities convertible into Company Common Stock over which it acquires Beneficial Ownership, whether pursuant to existing stock option agreements, warrants or otherwise, shall become Owned Shares and be subject to the provisions of this Agreement.

      8.    No Solicitation.
            ---------------

     (a) Shareholder will not, in its capacity as a shareholder of the Company, and will use its reasonable best efforts to ensure that its investment bankers, attorneys, accountants, agents or other advisors or representatives (the "Shareholder Representatives") will not, directly or indirectly, take any action with respect to any Alternative Transaction Proposal that the Company is prohibited from taking under Section 5.3 of the Merger Agreement; provided that, in the event the Company takes permissible action under Section 5.3 of the Merger Agreement, the Shareholder will be entitled to participate in all actions that the Company is or would be entitled to take under Section 5.3 of the Merger Agreement so long as such actions are taken in compliance with such Section 5.3.

     (b) Shareholder will cease and cause to be terminated all existing discussions or negotiations conducted by Shareholder or at Shareholder's behest with respect to any Alternative Transaction Proposal (other than with Parent and Acquisition Co.).


     9. Representations, Warranties and Covenants of the Shareholders. The Shareholder hereby represents and warrants to, and agrees with, Parent and Acquisition Co. as follows:

     (a) If such Shareholder is not a natural Person, (i) such Shareholder is duly organized and validly existing under its jurisdiction of formation, (ii) such Shareholder has full corporate, limited liability company, partnership or trust power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and (iii) the execution, delivery and performance by such Shareholder of this Agreement and the consummation by such Shareholder of the transactions contemplated hereby have been duly authorized by all necessary corporate, limited liability company, partnership or trust action on the part of such Shareholder. If such Shareholder is a natural Person, he or she (or the representative or fiduciary signing on his or her behalf, as applicable) has full legal capacity, right and authority to execute and deliver this Agreement and to perform his or her obligations hereunder.

     (b) This Agreement has been duly and validly executed and delivered by such Shareholder and constitutes a valid, legal and binding agreement of such Shareholder, enforceable against such Shareholder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles.

     (c) Such Shareholder is the sole Beneficial Owner of such Shareholder's Owned Shares, other than those Owned Shares Beneficially Owned by a family trust or child of such Shareholder. Such Shareholder has the sole right to vote, or cause to be voted, and to dispose, or cause the disposition, of such Shareholder's Owned Shares and there exist no limitations on its ability to exercise such right. The Shareholder has good and marketable title (which may

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include holding in nominee or "street" name) to all of such Shareholder's  Owned
Shares (other than those Owned Shares Beneficially Owned by a family trust or child of such Shareholder), free and clear of all liens (other than as created by this Agreement and restrictions on Transfer under applicable securities laws). The Owned Shares constitute all of the capital stock of the Company Beneficially Owned by such Shareholder.

     (d) Neither the execution nor delivery of this Agreement by such Shareholder nor the Shareholder's consummation of the transactions contemplated hereby will conflict with, result in any violation of or constitute a default under (i) any mortgage, bond, indenture, agreement, instrument or obligation to which such Shareholder is a party or by which such Shareholder or any of the Owned Shares is bound, (ii) such Shareholder's constituent documents if the Shareholder is not a natural person, or (iii) any judgment, decree, order or material law or regulation of any governmental agency or authority in the United States by which such Shareholder is bound.

     (e) Such Shareholder understands and acknowledges that each of Parent and Acquisition Co. is entering into the Merger Agreement in reliance upon such Shareholder's execution, delivery and performance of this Agreement.

     10. Representations and Warranties of Parent and Acquisition Co. Parent represents and warrants to the Shareholder as follows:

     (a) Parent is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania with all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as now being conducted, and to enter into this Agreement and perform its obligations hereunder.

     (b) Parent owns all of the issued and outstanding shares of Acquisition Co. Acquisition Co. is a corporation duly organized, validly existing and in good standing under the laws of the State of West Virginia with all requisite corporate power to enter into this Agreement and perform its obligations hereunder.

     (c) Each of Parent and Acquisition Co. has taken all necessary corporate action to approve this Agreement and the performance of its obligations hereunder. This Agreement has been duly and validly executed and delivered by each of Parent and Acquisition Co. and constitutes a valid, legal and binding agreement of each of Parent and Acquisition Co., respectively, enforceable against each of Parent and Acquisition Co. in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles.

     (d) Neither the execution nor delivery of this Agreement by Parent or Acquisition Co. nor Parent's or Acquisition Co.'s consummation of the transactions contemplated hereby will conflict with, result in any violation of, or constitute a default under, the Articles of Incorporation or Bylaws of Parent or Acquisition Co. or any agreement, mortgage, indenture, license, permit, lease

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or other instrument  material to Parent and its subsidiaries taken as a whole or any judgment, decree, order, or any material law or regulation of any governmental agency or authority in the United States by which Parent or any of its subsidiaries is bound.

     11. Termination. This Agreement, and all rights and obligations of the parties hereunder shall terminate upon the earliest of: (i) the Effective Time of the Merger, (ii) as to the rights and obligations associated with any Owned Shares under Section 2 hereof, the acceptance for payment of such Owned Shares by Parent or Acquisition Co. in the Offer, (iii) the termination of this Agreement by written notice from Parent to the Shareholder, (iv) the termination of the Offer by Parent or Acquisition Co., or (v) the date upon which the Merger Agreement is terminated in accordance with its terms without the Merger having been consummated or (vi) the Merger Agreement shall have been terminated by Company pursuant to Section 8.1(g) or 8.1(h) of the Merger Agreement; provided, however, that: (A) Section 12(a) and 12(e) shall survive such termination; and
(B) no such termination shall relieve or release the Shareholder, Parent or Acquisition Co. from any obligations or liabilities arising out of his or its breach of this Agreement prior to its termination.

      12.    Miscellaneous.
             -------------

     (a) Costs and Expenses. Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

     (b) Execution in Counterparts. For the convenience of the parties, this Agreement and any amendments, supplements, waivers and modifications may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     (c) Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors, personal or legal representatives, executors, administrators, heirs, distributees, devisees, legatees and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party (whether by operation of law or otherwise), in whole or in part, without the prior written consent of the other parties; provided, that Parent or Acquisition Co. may assign any or all rights under this Agreement to any subsidiary of Parent, and Acquisition Co. may assign any or all rights under this Agreement to Parent or to another subsidiary of Parent.

     (d) Amendments and Waivers. This Agreement may not be amended, changed, supplemented, or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto; provided, that each of Parent and Acquisition Co. may waive compliance by the Shareholder with any representation, agreement or condition otherwise required to be complied with by any other party under this Agreement or release the Shareholder from its obligations under this Agreement, but any such waiver or release shall be effective only if in a writing executed by Parent and Acquisition Co.

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     (e) Notices. Any notice or other communication  required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received: (i) if delivered by hand, when delivered; (ii) if sent via facsimile with confirmation of receipt, when transmitted and receipt is confirmed; (iii) if sent by electronic mail, telegram, cablegram or other electronic transmission, upon delivery; (iv) if sent by registered, certified or first class mail, the third business day after being sent; and (v) if sent by overnight delivery via a national courier service, one business day after being sent in each case to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto):

         If to Parent or
          Acquisition Co.:         L. B. Foster Company
                                   415 Holiday Drive
                                   Pittsburgh, PA 15220
                                   Attention:  David L. Voltz,
                                   Vice President and General Counsel
                                   fax:  412-928-7891

         With a copy to:           Buchanan Ingersoll & Rooney PC
                                   One Oxford Centre
                                   301 Grant Street, 20th Floor
                                   Pittsburgh, Pennsylvania 15219
                                   Attention:  Lewis U. Davis, Esq.
                                   Fax:  (412) 562-1041



         If to Shareholder:        at the address shown on Schedule A hereto.

         With a copy to:           Luse Gorman Pomerenk & Schick, P.C.
                                   5335 Wisconsin Ave., N.W.
                                   Suite 780
                                   Washington, D.C. 20015
                                   Attention: Alan Schick, Esq.
                                   Fax: (202) 362-2902



     (f) Inadequate Remedy at Law; Specific Performance. The Shareholder acknowledges and agrees that in the event of any breach of this Agreement, Parent would be irreparably and immediately harmed and could not be made whole by monetary damages. It is accordingly agreed with respect to any provision of this Agreement that (i) Shareholder will waive, in any action for specific performance, the defense of adequacy of a remedy at law, and (ii) Parent shall be entitled, in addition to any other remedy to which it may be entitled at law or in equity, to compel specific performance of this Agreement.

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     (g) Cumulative Rights, Powers and Remedies. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

     (h) Entire Agreement; No Third Party Beneficiaries. This Agreement, along with the specific references to the Merger Agreement, constitutes the complete, final and exclusive agreement among the parties and supersedes any and all prior agreements and understandings, written or oral, among the parties heretofore made with respect to the subject matter hereof. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

     (i) Governing Law; Jurisdiction and Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, regardless of any conflicts-of-law principles (it being understood, however, that with respect to any matters of corporate law required to be governed by the laws of the State of West Virginia, such laws shall apply). In any action between or among any of the parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement and the Merger Agreement: (a) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts located in the Western District of the Commonwealth of Pennsylvania (and agrees not to commence any such action except in such courts) and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action brought in such court has been brought in an inconvenient forum; (b) if any such action is commenced in a state court, then, subject to applicable Law, no party shall object to the removal of such action to any federal court located in the Western District of the Commonwealth of Pennsylvania; and (c) each of the parties irrevocably consents to service of process by first-class certified mail, return receipt requested, postage prepaid, to the address at which such party is to receive notice in accordance with Section 12(e) hereof. EACH PARTY ACKNOWLEDGES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS. EACH PARTY ACKNOWLEDGES, AGREES AND CERTIFIES THAT: (A) NO REPRESENTATIVE, AGENT OR
ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD, IN THE EVENT OF LITIGATION, SEEK TO PREVENT OR DELAY ENFORCEMENT OF EITHER OF SUCH WAIVERS; (B) IT UNDERSTANDS AND HAS CONSIDERED THE

IMPLICATIONS OF SUCH WAIVERS; (C) IT MAKES SUCH WAIVERS VOLUNTARILY; AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12(i).

     (j) Severability. If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void or unenforceable under any rule of law in any particular respect or under any particular circumstances, the remainder of the terms, provisions and covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

     (k) Interpretation. The section and paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. The words "include," "includes," and "including" shall be deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import.


     13. Shareholder Capacity. Neither the Shareholder executing this Agreement nor any partner, member, employee or Affiliate of such Shareholder who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding herein in his or her capacity as such a director or officer, and this Agreement does not bind any partner, member, employee or Affiliate of such Shareholder in such person's capacity as a director or officer of the Company. The Shareholder executes this Agreement solely in such Shareholder's capacity as the owner of record and/or Beneficial Owner of the Owned Shares or as having the power to vote or dispose of the Owned Shares and nothing herein (including in Section 4) shall limit or affect any actions taken or omitted to be taken by such Shareholder, or any partner, member, employee or Affiliate of such Shareholder, in his or her capacity as an officer or director of the Company (including, for the avoidance of doubt, any action in the discharge of fiduciary duties in compliance with Section 5.3 of the Merger Agreement); provided, that nothing in this Section 13 shall be deemed to permit such Shareholder to take any action on behalf of the Company that is prohibited by the Merger Agreement.

      14. Further Assurances. From time to time, at Parent's or Acquisition Co.'s request and without further consideration, the Shareholder shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

                  [Remainder of page intentionally left blank]

         [Shareholders' Signature Pages to Shareholder Tender Agreement]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                            [NAME OF SHAREHOLDER]


                                            By:_________________________________

                                                Name:__________________________

                                                Title:__________________________

 [Parent's and Acquisition Co.`s Signature Page to Tender and Voting Agreement]




                                     PARENT:

                                     L. B. FOSTER COMPANY


                                     By:
                                         ---------------------------------------

                                           Its: ________________________________



                                     ACQUISITION CO.:

                                     FOSTER THOMAS COMPANY


                                     By:
                                         ---------------------------------------

                                              Its: _____________________________

                                   SCHEDULE A

                                   SHAREHOLDER

 NAME               ADDRESS/FAX #                NUMBER            PERCENTAGE
                                                 OF SHARES        OF OWNERSHIP
-----------       --------------------        --------------     --------------







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